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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2006

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                        0-26321                    98-0204105
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
            (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On August 14, 2006, Gasco Energy, Inc. (the "Company") acquired working interests in producing and nonproducing oil and gas properties and related gathering facilities in Utah from Dominion Exploration & Production, Inc. for a cash purchase price of $4,875,000 plus settlement for production from the effective date, subject to post closing adjustments. The acquired properties included approximately 21 miles of mainline gathering pipeline and working interests in 24 oil and gas wells which are currently producing 850 Mcfe per day gross and 680 Mcfe per day net. In the transaction, the Company acquired approximately 1.6 billion cubic feet equivalent of proved reserves. The acquisition has no effect on gross acreage leasehold positions and a negligible effect on the net acreage leaseholds.

Item 7.01. Regulation FD Disclosure

     Pursuant  to  General  Instruction  F.,  the  registrant   incorporates  by
reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.



Item 9.01. Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

     The Company is currently evaluating whether the property acquisition described in this report will require the filing of financial statements of the acquired properties under Rule 3-05(b) of Regulation S-X. To the extent financial statements are required, the Company expects to file such financial statements in an amendment to this report no later than 71 calendar days after August 18, 2006.

         (b)      Pro forma financial information.

     The Company is currently evaluating whether the property acquisition described in this report will require the filing of pro forma financial information under Article 11 of Regulation S-X. To the extent pro forma financial information is required, the Company expects to furnish such pro forma financial information in an amendment to this report no later than 71 calendar days after August 18, 2006.

         (c) Exhibits.

                  99.1     Press Release dated August 14, 2006

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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Gasco Energy, Inc.

Date:    August 17, 2006            By: /s/ W. King Grant
                                        --------------------------------
                                    Name: W. King Grant
                                    Title: Executive Vice President and
                                           Chief Financial Officer